UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

THE AMACORE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1211 North Westshore Boulevard, Suite 512, Tampa Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (813) 289-5552

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Explanatory Note

On November 12, 2008, The Amacore Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “November Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report that the Company and Vicis Capital Master Fund (“Vicis”) had entered into an informal agreement on November 6, 2008 with respect to the purchase (the “Purchase”) by Vicis of 250 shares (the “Shares”) of the Company’s Series I Convertible Preferred Stock, par value $0.001 per share (“Series I Preferred Stock”) and a warrant (the “Warrant”) to acquire 28,125,000 shares of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”).  The Company disclosed that it anticipated that it would subsequently enter into definitive written agreements with Vicis in connection with the Purchase.  On December 31, 2008, the Company and Vicis entered into such definitive written agreements.  The Company is filing this Current Report on Form 8-K with the SEC to set forth the terms of the definitive written agreements and to report other matters that have occurred in connection with the Purchase.

Item 1.01  Entry into a Material Definitive Agreement.

On December 31, 2008, the Company entered into a  Securities Purchase and Exchange Agreement (the “Agreement”) with Vicis memorializing the Purchase.   As noted in the November Form 8-K, the Company received the $2,500,000 purchase price payment on November 6, 2008.  The Shares and Warrant were issued upon execution of the Agreement.  Shares of Series I Preferred Stock are convertible into shares of the Company’s Class A Common Stock and have rights and preferences senior to certain other classes and series of the Company’s capital stock.    For a description of the Series I Preferred Stock, please refer to the Company’s disclosure under Item 5.03 of the November Form 8-K and the Certificate of Designation of Series I Convertible Preferred Stock filed as Exhibit 3.1 to the November Form 8-K.

In addition, the Company exchanged 694.6 shares of its Series D Convertible Preferred Stock, par value $.001 per share with an aggregate stated value of $6,946,000 (the “Series D Preferred Stock”) together with accrued but unpaid dividends thereon equal to $807,376 (the “Series D Unpaid Dividends”) for 775.34 shares of the Company’s newly designated Series J Convertible Preferred Stock, par value $.001 per share (the “Series J Preferred Stock”).  The Company also exchanged 139 shares of its Series E Convertible Preferred Stock, par value $.001 per share with a stated value of $1,390,000 (the “Series E Preferred Stock”) together with accrued but unpaid dividends thereon equal to $168,209 (the “Series E Unpaid Dividends” and, together with the Series D Unpaid Dividends, the “Unpaid Dividends”) for 155.82 shares of the Company’s newly designated Series K Convertible Preferred Stock, par value $.001 per share (the “Series K Preferred Stock”) (the shares of Series J Preferred Stock and Series K Preferred Stock acquired under the Agreement are collectively referred to as the “Exchange Shares”).

As disclosed in Item 5.03 of this report and incorporated herein by reference, shares of Series J Preferred Stock and Series K Preferred Stock are convertible into shares of the Company’s Class A Common Stock and have rights and preferences senior to certain other classes and series of the Company’s capital stock.  Vicis exercised its conversion rights with respect to all of the Exchange Shares on December 31, 2008.

In connection with the Agreement, the Company and Vicis also entered into the following agreements:

●
Warrant agreement setting forth the terms of the Warrant (the “Warrant Agreement”).  The Warrant is exercisable for five years at an exercise price of $0.375 per share, subject to adjustment for certain events (e.g., stock splits, combinations, dividends, distributions, reclassifications, merger or other corporate change and dilutive issuances), and has a cashless exercise feature.

●
Registration rights agreement granting Vicis certain “piggyback” registration rights with respect to the shares of Class A Common Stock or other Company securities into which the Shares, Warrant and Exchange Shares may be converted (the “Registration Rights Agreement”).

●
First Amendment to Registration Rights Agreements amending certain registration rights agreements between the Company and Vicis dated on or about July 11, 2006, November 30, 3006, January 30, 2007, April 1, 2007, March 28, 2007, and October 15, 2007 (collectively, the “Amended Registration Rights Agreements”) by adding a liquidated damages provision to each Amended Registration Rights Agreement that shall apply in the event the registration statement required to be filed pursuant to such Amended Registration Rights Agreement is not filed and declared effective by the SEC at least 90 days prior to the maturity date  (as defined in the applicable Amended Registration Rights Agreement), or after being declared effective, ceases to be effective at any time prior to the nine-month anniversary of the effectiveness date (any such failure or breach being referred to as an "Event," and the date on which such Event occurs being referred to as "Event Date"), the Company shall pay in cash as liquidated damages to Vicis an amount equal to two percent (2.0%) of the aggregate stated value of the acquired shares (as defined in the applicable Amended Registration Rights Agreement) then held by Vicis for each calendar month, or portion thereof, from the Event Date until the applicable Event is cured.

●
First Amendment to Warrant amending certain warrants dated March 13, 2008, April 30, 2008, June 2, 2008, September 30, 2008 and October 6, 2008 (collectively, the “Amended Warrants”), pursuant to which Vicis may purchase an aggregate of 180,000,00 shares of the Company’s Class A Common Stock, by eliminating Vicis’ right under each Amended Warrant to require the Company to redeem all or any portion of such Amended Warrant upon a change of control of the Company.

As a result of these transactions, Vicis now owns 889,128,950 shares of the issued and outstanding shares of the Company’s Class A Common Stock.  In addition, Vicis owns 850 shares of Series I Preferred Stock, 1,200 shares of the Company’s Series G Convertible Preferred Stock and 400 Shares of the Company’s Series H Convertible Preferred Stock. Vicis also owns warrants to acquire 400,000 shares of the Company’s Class A Common Stock at an exercise price of $2.40 per share and, as a result of these transactions, warrants to acquire 208,125,000 shares of the Company’s Class A Common Stock exercisable at a current exercise price of $0.375 per share.

The foregoing disclosure is qualified in its entirety by reference to the Agreement (Exhibits 10.1), Warrant Agreement (Exhibits 10.2), Registration Rights Agreement (Exhibit 10.3), First Amendment to Registration Rights Agreements (Exhibit 10.4) and First Amendment to Warrant (Exhibit 10.5) filed as exhibits to this report and incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 above and 5.03 below are incorporated herein by reference.  The Shares and Exchange Shares referenced in Item 1.01 were offered and sold to Vicis in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The Company based such reliance on certain representations made by Vicis to the Company including that Vicis is an accredited investor as defined in Rule 501 of Regulation D.

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On December 31, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designation of Series J Convertible Preferred Stock designating 775.34 shares of Series J Preferred Stock  (the “Series J Certificate of Designation”) and a Certificate of Designation of Series K Convertible Preferred Stock designating 155.82 shares of Series K Preferred Stock (the “Series K Certificate of Designation”).  Each share of Series J Preferred Stock and Series K Preferred Stock has a stated value of $10,000 per share (“Stated Value”).  Generally, the rights and preferences of the Series J Preferred Stock and Series K Preferred Stock are the same with certain exceptions as noted below.

Rank.  With respect to the distribution of assets upon liquidation, dissolution or winding up the Series J Preferred Stock and the Series K Preferred Stock rank (i) prior to all classes of the Company’s common stock; (ii) prior to all other series of the Company’s previously authorized preferred stock; (iii) prior to any class or series of capital stock of the Company created after the designation of the Series J Preferred Stock or the Series K Preferred Stock, as applicable, which does not, by its terms, rank senior to or  pari passu with the Series J Preferred Stock or the Series K Preferred Stock, as applicable (each a “Junior Security”).  The Series J Preferred Stock and the Series K Preferred Stock rank pari passu with each other, the Company’s Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Preferred Stock and any class or series of capital stock of the Company created after the designation of the Series J Preferred Stock or the Series K Preferred Stock, as applicable, that, by its terms, ranks on parity with the Series J Preferred Stock or the Series K Preferred Stock, as applicable.  The Series J Preferred Stock and the Series K Preferred Stock, as applicable, rank junior to any class or series of capital stock of the Company created after the designation of the Series J Preferred Stock or the Series K Preferred Stock, as applicable, that, by its terms, ranks senior to the Series J Preferred Stock or the Series K Preferred Stock, as applicable (“Senior Securities”).

Cumulative Preferred Dividends.  Prior to payment of any dividend to the holders of any Junior Security, holders of the Series J Preferred Stock and the Series K Preferred Stock are entitled to receive cumulative dividends payable on the Stated Value at a rate of 6% per annum.  Subject to certain limitations, dividends are payable quarterly.  Unpaid accumulated dividends accrue interest at a rate of 6% per annum.

Liquidation Rights.  In the event of a liquidation, dissolution or winding up of the Company, before any distribution is made to the holders of any Junior Security, the holders of the Series J Preferred Stock and the Series K Preferred Stock are entitled to be paid out of the assets of the Company an amount equal to the Stated Value plus the aggregate amount of any accumulated, but unpaid, dividends declared with respect to the Series J Preferred Stock and the Series K Preferred Stock.

Voting Rights.  Except as otherwise required by law, holders of the Series J Preferred Stock and the Series K Preferred Stock do not have voting rights.

Optional Conversion.  Each share of Series J Preferred Stock and Series K Preferred Stock is convertible at any time, at the option of the holder thereof, into shares of Class A Common Stock.  The number of shares of Class A Common Stock into which the Series J Preferred Stock is convertible is equal to the Stated Value divided by $0.01 (the “Series J Conversion Price”).   The number of shares of Class A Common Stock into which the Series K Preferred Stock is convertible is equal to the Stated Value divided by $0.02 (the “Series K Conversion Price” and, together with the Series J Conversion Price, the “Conversion Price”).  The Conversion Price is subject to adjustment for certain events, including the payment of a dividend payable in capital stock of the Company, any stock split, combination, or reclassification and certain issuances of Class A Common Stock or securities convertible into or exercisable for Class A Common Stock at a price per share or conversion price less than the then applicable Conversion Price.  In the event of certain corporate changes, including any consolidation or merger in which the Company is not the surviving entity, sale or transfer of all or substantially all of the Company’s assets, certain share exchanges and certain distributions of property or assets to the holders of Class A Common Stock, the holders of the Series J Preferred Stock and the Series K Preferred Stock have the right to receive upon conversion, in lieu of shares of Class A Common Stock otherwise issuable, such securities and/or other property as would have been issued or payable as a result of such corporate change with respect to or in exchange for the Class A Common Stock issuable upon conversion of the Series J Preferred Stock and the Series K Preferred Stock.

Mandatory Conversion.  If on July 15, 2011 any share of the Series J Preferred Stock and the Series K Preferred Stock remains outstanding and a registration statement covering the resale of all of the Class A Common Stock underlying the shares of the Series J Preferred Stock and the Series K Preferred Stock is effective and has been effective for 90 days prior to such date, the Company must convert each share of the Series J Preferred Stock and the Series K Preferred Stock into Class A Common Stock at the then applicable Conversion Price.

Required Holder Approval.  So long as any shares of the Series J Preferred Stock and the Series K Preferred Stock are outstanding, the Company may not, without the prior approval (by vote or written consent) of the holders of a majority of the then outstanding shares of the Series J Preferred Stock and the Series K Preferred Stock, as applicable: (i) amend the rights, preferences or privileges of the Series J Preferred Stock and the Series K Preferred Stock; (ii) amend or waive any provision of the Company’s Certificate of Incorporation, as amended, in a way that would alter the rights, preferences or privileges of the the Series J Preferred Stock and the Series K Preferred Stock; (iii) create any Senior Securities; or (iv) enter into any agreement with respect to the foregoing clauses (i) through (iii).

Optional Redemption of the Series K Preferred Stock.  The Company may redeem all, but not less than all, of the shares of Series K Preferred Stock outstanding if: (a) the closing trading price of the Class A Common Stock exceeds $.50 per share for 15 trading days during any 20 trading day period; and (b) there is at the time of such redemption, and has been for the period specified in (a), an effective registration statement covering the resale of the shares of Class A Common Stock underlying the Series K Preferred Stock by paying cash in exchange for each share to be redeemed in an amount equal to 150% of the Stated Value, less all dividends paid thereon.  The Company does not have a redemption right with respect to the Series J Preferred Stock.

The foregoing description of the Series J Preferred Stock and the Series K Preferred Stock is qualified in its entirety by reference to the Series J Certificate of Designation and Series K Certificate of Designation filed as Exhibits 3.1 and 3.2, respectively, to this report and incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

The disclosures under Items 1.01, 3.03 and 5.03 are hereby incorporated by reference.  As a result of the Purchase and conversion of the Exchange Shares, Vicis owns 889,128,950 shares, or 88.1%,  of the issued and outstanding shares of the Company’s Class A Common Stock and the total issued and outstanding shares of the Company’s voting securities.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Designation of Series J Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2008.

3.2	Certificate of Designation of Series K Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2008.

10.1	Stock Purchase and Exchange Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.2	Warrant Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.3	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.4	First Amendment to Registration Rights Agreements by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.5	First Amendment to Warrant by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2008

THE AMACORE GROUP, INC.

By:	/s/ Jay Shafer
Name: Jay Shafer
Title: Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Designation of Series J Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2008.

3.2	Certificate of Designation of Series K Convertible Preferred Stock filed with the Delaware Secretary of State on December 31, 2008.

10.1	Stock Purchase and Exchange Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.2	Warrant Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.3	Registration Rights Agreement by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.4	First Amendment to Registration Rights Agreements by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.

10.5	First Amendment to Warrant by and between The Amacore Group, Inc. and Vicis Capital Master Fund dated December 31, 2008.